Exhibit 10.1

Execution Version

ASSIGNMENT OF LOAN DOCUMENTS

THIS ASSIGNMENT OF LOAN DOCUMENTS (this “Assignment”) is made as of July 31 2026, by and between OXUS CAPITAL PTE, LTD., as the lender under the below-described Credit Agreement (in such capacity, “Assignor”), and ALGAZIYEVA SAULE, a citizen of XXXXXXXX, in her capacity as purchaser hereunder of the Loan and Loan Documents (in such capacity, “Assignee”).

RECITALS:

A. PALMETTO GOURMET FOODS, INC., a South Carolina Corporation (“Palmetto US”), PGF REAL ESTATE I, Inc., a South Carolina corporation (“PGF I”) and PGF REAL ESTATE II, Inc., a South Carolina corporation (“PGF II” and, together the “Borrowers” and, each individually, a “Borrower”), BOREALIS FOODS INC., a Canadian federal corporation (“Holdings”); BOREALIS IP INC., a Canadian federal corporation (“Borealis IP”) and PALMETTO GOURMET FOODS (CANADA) INC., a Canadian federal corporation (“Palmetto Canada” and together with Holdings and Borealis IP and any other entity that may hereafter become a party hereto is a Guarantor, individually, a “Guarantor” and collectively, the “Guarantors”; the Borrowers and the Guarantors are collectively referred to as, the “Loan Parties”), and Assignor are parties to that certain Credit Agreement, dated April 27, 2026 (as amended from time to time, the “Credit Agreement”), pursuant to which Assignor has made a term loan in the original principal amount of $17,000,000 (the “Loan”) to Borrowers secured by all personal property assets and certain real property of Borrowers (the “Collateral”). The Credit Agreement and the other Loan Documents (as defined in the -Credit Agreement) are referred to herein as, the “Transaction Documents”. The Transaction Documents are described on Exhibit A attached hereto.

B. Assignor desires to sell and assign to Assignee, and Assignee desires to purchase from Assignor, all of Assignor’s right, title and interest in and to the Transaction Documents and the Loan and all obligations evidenced therein (other than such obligations which benefit any past holder of the Loan; collectively, the “Obligations”), subject to the terms and conditions of this Assignment.

AGREEMENT:

NOW, THEREFORE, for and in consideration of the premises set forth herein, the receipt and sufficiency of which are hereby acknowledged and confessed, Assignor hereby sells, assigns, endorses, transfers, grants, conveys and quitclaims unto Assignee, WITHOUT RECOURSE OR WARRANTY (except as set forth below), all of Assignor’s right, title, interest and benefit to, in and under the Obligations, the Loan Documents, the sums payable thereunder and Assignor’s security interests in and liens on the Collateral.

EXCEPT AS EXPRESSLY SET FORTH HEREINBELOW, ASSIGNOR MAKES NO REPRESENTATION OR WARRANTY TO ASSIGNEE OF ANY KIND. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ASSIGNOR MAKES NO REPRESENTATION OR WARRANTY CONCERNING THE DUE EXECUTION OF ANY OF THE LOAN DOCUMENTS BY ANY BORROWER, THE LEGALITY, VALIDITY OR ENFORCEABILITY OF ANY OF THE LOAN DOCUMENTS, THE EXISTENCE, LOCATION, QUANTITIES, QUALITY OR VALUE OF ANY COLLATERAL REFERRED TO IN ANY OF THE LOAN DOCUMENTS, THE ASSIGNABILITY OF ANY OF THE LOAN DOCUMENTS, THE NEGOTIABILITY OF ANY INSTRUMENT INCLUDED IN ANY OF THE LOAN DOCUMENTS, THE SUFFICIENCY OF ANY OF THE LOAN DOCUMENTS TO CREATE OR PERFECT A SECURITY INTEREST IN, LIEN UPON OR SECURITY TITLE TO ANY COLLATERAL REFERRED TO IN ANY OF THE LOAN DOCUMENTS, THE COLLECTABILITY OF ANY INDEBTEDNESS DUE UNDER ANY OF THE LOAN DOCUMENTS, OR THE SOLVENCY OR FINANCIAL RESPONSIBILITY OF ANY BORROWER.

This Assignment shall become effective immediately upon the execution and delivery of this Assignment by Assignor and Assignee (the “Effective Date”) and on the Effective Date, (i) .. Assignor authorizes Assignee to file any necessary security instruments including any UCC amendments or assignments with respect to that certain UCC financing statement filed in connection with the Loan, (ii) Assignor will execute and deliver an endorsement, in substantially the form of Exhibit B attached to this Assignment, in favor of Assignee of that certain Term Note, dated April 27, 2026, in the original principal amount of $17,000,000 made by Borrowers in favor of Assignor, and (iii) Assignor agrees to take, at Borrowers’ sole cost and expense, such other action as Assignee may reasonably request in order to effectuate the assignment contemplated by this Assignment.

Assignor represents and warrants to Assignee that (a) Assignor is the holder of the Loan, Loan Documents and other obligations under the Credit Agreement and (b) Assignor has the right to assign same to Assignee free and clear of any liens or encumbrances on Assignor’s interest therein.

Assignee confirms that it has received the Loan Documents and has reviewed the Loan Documents and such other documents and information deemed appropriate by it to make its own credit analysis and decision to purchase the Loan Documents and the Loan. Assignee further confirms that it will, independently and without reliance upon Assignor, continue to make its own credit decisions pursuant to and in accordance with its rights and remedies under the Loan Documents. From and after the Effective Date, Assignee expressly assumes and undertakes to perform all of the obligations of Assignor under the Loan Documents.

This Assignment may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Assignor reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Agreement or on any notice delivered to Assignor under this Assignment. This Assignment and any notices delivered under this Assignment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Assignment and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of this Assignment or notice.

This Assignment shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to principles of conflicts of law. Assignor and Assignee each hereby submits to the exclusive jurisdiction of the state and Federal courts located in the State of New York with respect to all litigation based upon or arising out of this Assignment, any Loan Document or any of the transactions contemplated by any of the foregoing, or any course of conduct, dealing, statements (whether oral or written) related thereto, or action of any of them.

No modification, amendment, or waiver of any provision of this Agreement shall be effective unless in writing and signed by the parties hereto.

This Agreement embodies the entire agreement between Assignor and Assignee with respect to the sale of the Loan contemplated herein. All previous oral agreements between the parties hereto have been incorporated into this Agreement and there is no unwritten oral agreement between the parties hereto in existence.

If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, such finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid, and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity, or enforceability of any other provision of this Agreement.

THE PARTIES KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS DELIVERED IN CONNECTION HEREWITH, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. THE PARTIES AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND A PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PROVISION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THE RIGHT TO TRIAL BY JURY. ASSIGNOR AND ASSIGNEE EACH ACKNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS PROVISION, THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS PROVISION. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AGREEMENT.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have set their hands to this Assignment effective as of the date first written above.

OXUS CAPITAL PTE, LTD.

/s/ Pavel Mynzhanov
By: Pavel Mynzhanov
Its: Director

/s/ Saule Algaziyeva
SAULE ALGAZIYEVA

[ ASSIGNMENT AGREEMENT- TERM LOAN FACILITY]

Acknowledgement

PALMETIO GOURMET FOODS, INC., a South Carolina Corporation (“Palmetto US”), PGF REAL ESTATE I, INC., a South Carolina corporation (“PGF I”) and PGF REAL ESTATE II, INC., a South Carolina corporation (“PGF II” and together, the “Borrowers” and, each individually, a “Borrower”), BOREALIS FOODS INC., a Canadian federal corporation (“Holdings”); BOREALIS IP INC., a Canadian federal corporation (“Borealis IP”) and PALMETTO GOURMET FOODS (CANADA) INC., a Canadian federal corporation (“Palmetto Canada” and together with Holdings and Borealis IP and any other entity that may hereafter become a party hereto as a Guarantor, individually, a “Guarantor” and collectively, the “Guarantors”; the Borrowers and the Guarantors are collectively referred to as, the “Loan Parties” and, each individually, a “Loan Party”), hereby acknowledge receipt of a copy of the Assignment of Loan Documents, dated July _, 2026, between OXUS CAPITAL PTE, LTD., as the Lender under the referenced Loan Documents (as defined in the Assignment) (“Assignor”), and Algaziyeva Saule, in . its capacity as purchaser under the Assignment (in such capacity, “Assignee”). Each term used herein and not defined herein shall have the meaning given to such term in the Assignment.

1. Each of the undersigned hereby acknowledges the sale and transfer of the Loan and the Loan Documents to Assignee pursuant to the foregoing Assignment and agrees (a) to make all payments due on the Loan from and after the Effective Date to Assignee as Assignee may direct, and (b) to otherwise deal with Assignee as the “Lender” under and as defined in the Credit Agreement for all purposes from and after the Effective Date. Without limiting the generality of the foregoing, each Loan Party hereby acknowledges that Assignee, as the Lender under the Credit Agreement, shall have a security interest in all of the Collateral (as defined in the Credit Agreement), and each Loan Party hereby ratifies and reaffirms the grant of such security interest.

2. Each of the undersigned acknowledges and agrees that (a) the Credit Agreement and each of the other Loan Documents is in full force and effect on the date hereof, (b) each of the undersigned ratifies and reaffirms all of its obligations thereunder, and (c) the outstanding principal balance of the Loan as of July 31, 2026 was $17,000,000.

3. Each of the undersigned authorizes Assignee to execute and file all filings necessary or appropriate in the UCC records or other public records to reflect Assignee as the secured party under the Loan Documents.

4. Each of the undersigned acknowledges and agrees that notwithstanding anything to the contrary contained in the Credit Agreement, Security Agreement or any other Loan Document, this Assignment shall not be deemed to effect a novation of the Loan Documents or any indebtedness or obligation of any Loan Party evidenced thereby.

5. In consideration of the Assignor’s agreement to assign the Loan Documents and other good and valuable consideration, each of the undersigned hereby waives, remises, releases and forever discharges Assignor and each of its predecessors, successors, assigns, affiliates, shareholders, directors, officers, accountants, attorneys, employees, agents, representatives and servants (collectively, the “Released Assignor Entities”) of, from and against any and all claims, actions, causes of action, suits, proceedings, defenses, counterclaims, contracts, judgments, damages, accounts, reckonings, executions, and liabilities whatsoever of every name and nature, whether known or unknown, whether or not well founded in fact or in law, and whether in law, at equity or otherwise, which the undersigned ever had or now has for or by reason of any matter, cause or anything whatsoever to this date, including without limitation any matter relating to or arising out of any of the Loan Documents or the Obligations, any actual or alleged acts or omissions of Assignor with respect to the Loan Documents, any of the Obligations, and any security interest, liens or collateral in connection therewith, or the enforcement of any of Assignor’s rights or remedies thereunder. The terms of this waiver and release shall survive the termination of the Loan Documents.

[Signature Page Follows]

PALMETTO GOURMET FOODS, INC

By:	/s/ Reza Soltanzadeh
Name:	Reza Soltanzadeh
Title:	President & CEO

PGF REAL ESTATE I, INC.

By:	/s/ Reza Soltanzadeh
Name:	Reza Sotlanzadeh
Title:	President & CEO

PGF REAL ESTATE II, INC.

By:	/s/ Reza Soltanzadeh
Name:	Reza Soltanzadeh
Title:	President & CEO

BOREALIS FOODS INC.

By:	/s/ Reza Soltanzadeh
Name:	Reza Soltanzadeh
Title:	President & CEO

BOREALIS IP INC.

By:	/s/ Reza Soltanzadeh
Name:	Reza Soltanzadeh
Title:	President & CEO

PALMETTO GOURMET FOODS (CANADA), INC.

By:	/s/ Reza Soltanzadeh
Name:	Reza Soltanzadeh
Title:	President & CEO

NOTE ENDORSEMENT

For value received, OXUS CAPITAL PTE, LTD. (“Assignor”), hereby negotiates, transfers and assigns to the order of ALGAZIYEVA SAULE, all right, title and interest of Assignor in, to and under the attached Term Note, dated April 27, 2026, in the stated principal amount of $17,000,000.00 made by PALMETTO GOURMET FOODS, INC., PGF REAL ESTATE I, INC. and PGF REAL ESTATE II, INC., and payable to the order of Assignor. Date: July 31, 2026

OXUS CAPITAL PTE, LTD.

/s/ Pavel Mynzhanov
By: Pavel Mynzhanov
Its: Director